UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 10, 2004

                             GRANT PARK FUTURES FUND
                               LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          ILLINOIS                     000-50316                 36-3596839
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

C/O DEARBORN CAPITAL MANAGEMENT, L.L.C.                             60661
   550 WEST JACKSON BLVD., SUITE 1300                             (Zip Code)
           CHICAGO, ILLINOIS
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 756-4450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         Attached as Exhibit 99.1 is a copy of the Monthly Flash Report of Grant Park Futures Fund Limited Partnership for the month of July 2004, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

                                     BY: DEARBORN CAPITAL MANAGEMENT, L.L.C.
Date:  August 10, 2004                   its General Partner

                                     By: /s/ David M. Kavanagh
                                         ---------------------------------------
                                         David M. Kavanagh
                                         President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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99.1     Monthly Flash Report, July 2004